UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 4, 2015

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The following is an update to the disclosures under “Review of PSIPs” in Note 4 of the Notes to Consolidated Financial Statements, which disclosures are incorporated herein by reference to pages 22 and 23 of HEI and Hawaiian Electric’s Form 10-Q for the quarterly period ended June 30, 2015.
In August 2014, Hawaiian Electric, Maui Electric Company, Inc. and Hawaii Electric Light Company, Inc. (collectively, the Utilities) filed Power Supply Improvement Plans (PSIPs) in response to the Public Utilities Commission of the State of Hawaii (PUC) orders issued in April 2014. The PSIPs each include a long-range plan to transform how electric utility services will be offered to meet customer needs and produce higher levels of renewable energy.
On November 4, 2015, the PUC issued an order in the proceeding to review the PSIPs filed. The order provided observations and concerns on the PSIPs submitted and requires the Utilities to review and submit a Proposed Revision Plan by November 25, 2015. The PUC ordered the Proposed Revision Plan to include a schedule and a work plan to supplement, amend and update the PSIPs in order to address the PUC’s observations and concerns. The Proposed Revision Plan would need to include an Interim PSIP Update filing by February 15, 2016 and updated PSIPs by April 1, 2016. The parties and participants will file comments on the Utilities Proposed Revision Plan by January 15, 2016, after which the PUC will provide further guidance regarding the substance and course of the proceeding.
HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s press releases, SEC filings and public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2014-0183 for PSIP proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer
Date: November 9, 2015	Date: November 9, 2015

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